UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2016

GUIDED THERAPEUTICS, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.02 and 7.01 Results of Operations and Financial Condition

On August 17, 2016, Guided Therapeutics, Inc. (the “Registrant”), issued the attached press release that included financial information for the three and six months ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

By: /s/ Gene S. Cartwright
Name: Gene S. Cartwright, Ph.D.
Title: President and Chief Executive Officer
Date: August 18, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 17, 2016